SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2001


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                           82-0429727
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       (Commission                                       (IRS Employer
       File Number)                                   Identification No.)


   349 Oyster Point Boulevard, Suite 200
        South San Francisco, CA                              94080
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  (Address of principal executive offices)                 (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") dated June 7, 2001, announcing that on June 7, 2001, the Company completed a private placement of approximately
2.7 million shares of its common stock, resulting in approximately $15.4 million of gross proceeds to the Company. Participants in the financing include current investors GMT Capital and the Tisch family interests, as well as new investors OrbiMed Advisors, SAFECO Asset Management, First Manhattan Securities, JALAA Equities and Knott Partners. Cellegy has agreed to file a registration statement covering the resale of the shares issued in the transaction.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.
         --------

         99.01 Press  Release  issued by the  Registrant  dated June 7, 2001.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2001                   CELLEGY PHARMACEUTICALS, INC.


                                     By: /s/ K. MICHAEL FORREST
                                         ---------------------------------------
                                          K. Michael Forrest
                                          President and Chief Executive Officer



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